united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

SIERRA CORE RETIREMENT FUND
SIERRA STRATEGIC INCOME FUND

Annual Report
September 30, 2017

1-866-738-4363
www.sierramutualfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Letter to Shareholders, September 2017

Dear Shareholders:

The fiscal year ended September 30, 2017 began with dramatic shifts in interest rates and future expectations for inflation and GDP growth following the U.S. Presidential election in November 2016. Since then, the hallmark of the year has been the unusually low volatility in both the domestic bond and stock markets.

Following the election, interest rates moved up sharply as markets reacted to higher inflation expectations and a political platform that implied accelerating U.S. growth. The rise in rates had the greatest impact on our municipal bond fund holdings, all of which declined enough in early November to hit our stops, and to a lesser degree emerging market debt funds.

As the rate increase was digested and prices recovered, the Portfolio Management team responded to new Buy signals, and some municipal bond and emerging markets debt positions were re-established in early January. Some cash was re-deployed into global equities, preferred stocks and floating rate loan funds. By February, both Funds were fully invested again, and that persisted through the end of the fiscal year. Further details on those changes are detailed below.

After experiencing a downturn at the start of the period, due in large part to the decline in municipal and emerging market bond fund prices that followed the Presidential election, we are pleased to report that the Sierra Tactical All Asset Fund (formerly the Sierra Core Retirement Fund) recovered, and the Class R shares posted a 3.82% gain for the 12 months ended September 30, 2017. The Sierra Strategic Income Fund Class R shares earned 3.70% for the same period.

Sierra Tactical All Asset Fund

Effective November 1, 2017, the Sierra Core Retirement Fund has been re-named the Sierra Tactical All Asset Fund. We believe that this new name better reflects the Fund’s multi-asset diversification investment strategy and its style of moving tactically among asset classes depending on market conditions.

On December 24, 2017, the Fund will reachits 10 -year anniversary. We are pleased to report the strong performance of the Sierra Tactical All Asset Fund Class R shares since inception, December 24, 2007 to September 30, 2017, of +69.92% cumulative return for the period. During the same period, Morningstar’s “Allocation – 15% to 30% Equity” category, the Fund’s benchmark, earned a cumulative return of +40.77%. (The Fund’s previous benchmark, Conservative Allocation, was replaced during the period by the Morningstar “Allocation – 30% to 50% Equity” category, but our Fund more closely fits the 15% – 30% Equity category, which is new.)

For the 12-month period ending September 30, 2017, the Fund returned 3.82%, while the average fund in Morningstar’s “Allocation – 15% to 30% Equity” category gained 4.57%. During the same period, Morningstar’s “Allocation – 30 to 50% Equity” category earned 7.04%. During the first half of the period, the Fund’s return was down -0.67%, lagging our current benchmark, which gained 1.50%. However, during the second half of the period, the Fund returned 4.52%, outpacing the benchmark return of +3.03%. This recent outperformance reflects the Fund’s more recent allocation to a higher percentage of global equities with low volatility characteristics.

The performance data quoted here represent past performance for the Class R shares (symbol SIRRX), and are net of the total annual operating expenses of the Class R shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2018, to ensure that the net annual fund operating expenses will not exceed 1.75% for Class A and Class I, 1.90% for Class A1 and I1, 2.50% for Class C, and 1.50% for Class R. Absent this arrangement, the Fund’s returns for some share classes would have been lower.

The total annual operating expenses, including expenses of the underlying funds (estimated at 0.68% per year) are 2.43% for Class A and Class I shares, 2.58% for Class A1 and I1 shares, 3.18% for Class C shares and 2.18% for Class R shares. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

Sierra Strategic Income Fund

The Sierra Strategic Income Fund Class R shares, from inception on December 27, 2011 to September 30, 2017, achieved a cumulative performance of +30.28%. During the same period, the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, had a cumulative return of +15.88%.

For the 12-month period ending September 30, 2017, the Strategic Income Fund bested its benchmark, earning +3.70% versus 0.07% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s outperformance was primarily due to the Portfolio Management team’s disciplined and prompt response to trend reversals following the exit from municipal bond funds in early November. Some of that cash was reallocated to upward trending asset classes, including emerging markets debt, high yield corporate and multisector bond funds, all of which were productive. Re-entry to high yield municipal bond funds also contributed to the performance of the Fund during the period.

The performance data quoted here represent past performance for the Class R shares (symbol SSIRX), and are net of the total annual operating expenses of the Class R shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, SierraMutualFunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2018, to ensure that the net annual fund operating expenses will not exceed 1.35% for Class A and Class I, 1.95% for Class C, 1.00% for Class R, and 0.95% for Class Y. Absent this arrangement, the Fund’s returns for some share classes would have been lower.

The total annual operating expenses, including expenses of the underlying funds (estimated at 0.61% per year) are 1.96% for Class A and Class I shares, 2.56% for Class C shares, 1.61% for Class R shares and 1.56% for Class Y shares. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

Comments applicable to both Funds:

Beginning in October 2016, both Funds were fully invested with very low cash positions. In early November, 2016, the Presidential election significantly increased investor focus on a potentially changing regulatory, tax and fiscal policy picture. Expectations grew for more aggressive government spending on infrastructure, a more tolerant regulatory environment and potential cuts to personal and corporate income taxes, which would presumably translate into higher domestic economic growth and, subsequently greater inflation. These assumptions resulted in pressure on interest rates, which saw the yield on the 10-year Treasury jump from 1.85% to approximately 2.50% in less than six weeks.

The leap in interest rates coupled with the expectation of lower taxes dampened interest in municipal bonds (which offer tax benefits to holders) in particular, resulting in Sell signals across the board for the Funds’ holdings in this asset class. Some of this new cash was redeployed into asset classes experiencing positive trends. For example, in the Tactical All Asset Fund, the Portfolio Management team established positions in international and domestic equities, as well as alternative funds that were expected to participate in rising equity prices. Both Sierra Funds increased allocations to high yield corporate bonds, emerging markets debt and preferred equities mutual funds. These asset classes continued to benefit from an improving global economic outlook and steadying of interest rates, as of the writing of this letter November 2017.

Also worth noting during the period is the unprecedented low volatility in both the bond and equity markets. For instance, the largest drawdown for the S&P 500 index was less than 4%. In fact, that benchmark last suffered a correction of more than 10% in the period 11/3/2015-2/11/2016, more than 19 months prior to the end of the period under discussion. Such calm in the investment markets is very unusual and, while it is reflective of concurrent global economic growth, it can also lull investors into complacency, a potentially dangerous scenario.

We are pleased with current performance as well as our continued low-risk positioning. We believe that both Funds are appropriately allocated for the current economic environment and have the potential to provide returns consistent with our long-term goals. As tactical investment managers, the key is that we do not predict what is going to occur, but rather react with disciplines in place for over 30 years to what actually is taking place in the investment markets we monitor.

For more detailed Commentary see the “News and Media” link on our website, www.sierramutualfunds.com.

We at Sierra appreciate your confidence in our Portfolio Management team.

Sincerely,

David C. Wright, JD
Kenneth L. Sleeper, MBA, PhD
Portfolio Managers

Cumulative performance from inception is the total increase in value of an investment in the Class R shares assuming reinvestment of dividends and capital gains.

Drawdown is an indicator of the risk of a portfolio chosen based on a certain strategy. It measures the largest single drop from peak to bottom in the value of a portfolio before a new peak is achieved.

The Morningstar “Allocation – 15% to 30% Equity” category is comprised of portfolios that seek to provide both capital appreciation and income by investing in stocks, bonds and cash.

Bloomberg Barclays U.S. Aggregate Bond Index, formerly called the Lehman Aggregate Bond Index, is a broad-based index maintained by Barclays Capital that is often used to represent investment-grade bonds traded in the United States.

The S&P 500 Index®, a registered trademark of McGraw-Hill Co., Inc., is a market-capitalization-weighted index of 500 widely-held common stocks. Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

9564-NLD-11/29/2017

SIERRA CORE RETIREMENT FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, compared to its benchmark:

				Annualized	Annualized	Annualized
		Annualized	Annualized	Inception**-	Inception***-	Inception****-
	One Year	Three Year	Five Year	September 30, 2017	September 30, 2017	September 30, 2017
Sierra Core Retirement Fund – Class A	3.57%	2.39%	2.38%	5.36%	—	—
Sierra Core Retirement Fund – Class A with load	(2.38)%	0.39%	1.18%	4.72%	—	—
Sierra Core Retirement Fund – Class C	2.81%	1.62%	1.61%	—	2.66%	—
Sierra Core Retirement Fund – Class I	3.62%	2.39%	2.38%	5.34%	—	—
Sierra Core Retirement Fund – Class R	3.82%	2.61%	2.61%	5.58%	—	—
Sierra Core Retirement Fund – Class A1	3.43%	2.23%	2.21%	—	—	2.60%
Sierra Core Retirement Fund – Class A1 with load	(2.50)%	0.24%	1.01%	—	—	1.46%
Sierra Core Retirement Fund – Class I1	3.47%	2.23%	2.23%	—	—	2.62%
Morningstar Allocation 15%-30% Equity Category Average	4.57%	2.99%	3.36%	3.58%	4.63%	4.01%
Morningstar Allocation 30%-50% Equity Category Average	7.04%	4.06%	5.30%	4.15%	5.85%	5.47%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A and Class A1 maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 30, 2017. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.43% for Class A and Class I shares, 2.18% for Class R shares, 3.18% for Class C shares, 2.58% for Class A1 and Class I1 shares per the January 30, 2017 prospectus. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	Inception date is December 24, 2007 for Class A, I and R shares.

***	Inception date is February 5, 2010 for Class C shares.

****	Inception date is June 7, 2012 for A1 and I1 shares.

The Morningstar Allocation 15%-30% Equity Category Average is the average performance, published by Morningstar, of mutual funds that Morningstar categorizes in its Conservative Allocation group, as published by Morningstar at the end of each calendar quarter, and thus the original reports include funds that have subsequently merged, changed categories or liquidated. These portfolios are dominated by domestic holdings and have equity exposures between 15% and 30%.

The Morningstar Allocation 30%-50% Equity Category Average is the average performance, published by Morningstar, of mutual funds that Morningstar categorizes in its Conservative Allocation group, as published by Morningstar at the end of each calendar quarter, and thus the original reports include funds that have subsequently merged, changed categories or liquidated. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%.

SIERRA CORE RETIREMENT FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2017

Comparison of the Change in Value of a $100,000 Investment

The Fund’s top asset classes as of September 30, 2017, are as follows:

Asset Class	% of Net Assets
Mutual Funds
Emerging Markets Bond	14.0%
Municipal High Yield	11.6%
Bank Loans	9.7%
Foreign Blend	9.2%
Preferred	8.0%
High Yield Bond	7.3%
Conservative Allocation	7.0%
Aggregate Bond Long	6.8%
Foreign Value	5.3%
Dynamic Allocation	4.9%
Other, Cash & Cash Equivalents	16.2%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA STRATEGIC INCOME FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, compared to its benchmark:

				Annualized
		Annualized	Annualized	Inception**-
	One Year	Three Year	Five Year	September 30, 2017
Sierra Strategic Income Fund – Class A	3.34%	3.23%	3.54%	4.38%
Sierra Strategic Income Fund – Class A with load	(2.60)%	1.21%	2.32%	3.31%
Sierra Strategic Income Fund – Class C	2.71%	2.60%	2.91%	3.75%
Sierra Strategic Income Fund – Class I	3.38%	3.22%	3.53%	4.41%
Sierra Strategic Income Fund – Class R	3.70%	3.56%	3.87%	4.70%
Sierra Strategic Income Fund – Class Y	3.71%	3.54%	3.86%	4.70%
Bloomberg Barclays U.S. Capital Aggregate Bond Index	0.07%	2.71%	2.06%	2.59%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 30, 2017. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s returns would have been lower had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses are 1.96% for Class A and Class I shares, 1.61% for Class R shares, 1.56% for Class Y shares and 2.56% for Class C shares per the January 30, 2017 prospectus. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	The Fund’s inception date is December 27, 2011.

The Bloomberg Barclays U.S. Capital Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U. S. bond market. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment

SIERRA STRATEGIC INCOME FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2017

The Fund’s top asset classes as of September 30, 2017, are as follows:

Asset Class	% of Net Assets
Mutual Funds
Bank Loans	14.0%
Municipal High Yield	13.5%
Emerging Markets Bond	12.9%
High Yield Bond	12.0%
Preferred	9.3%
Asset - Backed Securities	8.0%
Aggregate Bond Short	5.4%
Emerging Market Bond Local Currency	4.8%
Foreign Aggregate Bond	3.6%
Municipals	3.3%
Other, Cash & Cash Equivalents	13.2%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Sierra Core Retirement Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Value
	MUTUAL FUNDS - 100.0%
	AGGREGATE BOND LONG - 6.8%
402,035	Salient Select Income Fund - Institutional Class	$9,471,954
3,529,619	Putnam Diversified Income Trust - Class Y	24,707,333
		34,179,287
	AGGREGATE BOND SHORT - 2.0%
857,802	Thompson Bond Fund - Retail Class	9,813,252

	BANK LOANS - 9.7%
6,051,568	Oppenheimer Senior Floating Rate Fund - Class Y	48,836,152

	CONSERVATIVE ALLOCATION - 7.0%
2,382,868	Hartford Balanced Income Fund - Class I	34,908,710

	DYNAMIC ALLOCATION - 4.9%
2,031,840	Putnam Absolute Return 700 Fund - Class Y **	24,869,718

	EMERGING MARKETS BOND - 14.0%
1,844,601	DoubleLine Emerging Markets Fixed Income Bond Fund - Class I	19,995,481
2,345,950	PIMCO Emerging Markets Bond Fund - Institutional Class	25,054,750
2,917,124	TCW Emerging Markets Income Fund - Institutional Class	24,999,754
		70,049,985
	FOREIGN AGGREGATE BOND - 1.9%
896,629	PIMCO Foreign Bond Fund U.S. Dollar-Hedged - Institutional Class	9,531,167

	FOREIGN BLEND - 9.2%
102,889	Dreyfus Worldwide Growth Fund, Inc. - Class I	5,914,080
1,866,971	Morgan Stanley Institutional Fund, Inc. - Global Opportunity Portfolio - Class I	40,326,565
		46,240,645
	FOREIGN VALUE - 5.3%
1,139,591	Dodge & Cox Global Stock Fund - Retail Class	15,942,884
674,881	Pear Tree Polaris Foreign Value Small Cap Fund - Institutional Class	10,744,108
		26,686,992
	HIGH YIELD BOND - 7.3%
1,338,504	AB High Income Fund Inc - Advisor Class	11,992,994
4,216,741	MainStay High Yield Corporate Bond Fund - Class I	24,457,095
3,323	PIMCO High Yield Fund - Institutional Class	30,102
		36,480,191
	MANAGED FUTURES SYSTEMATIC - 0.0%
1	361 Managed Futures Fund - Class I **	11

	MARKET NEUTRAL - 2.4%
696,926	AQR Equity Market Neutral Fund - Class I	8,753,392
113,098	Rydex Series - Energy Services Fund - Investor Class	3,116,984
		11,870,376

See accompanying notes to financial statements.

Sierra Core Retirement Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Value
	MORTGAGE-BACKED - 1.9%
872,282	PIMCO Mortgage Opportunities Fund - Institutional Class	$9,743,387

	MUNICIPAL HIGH YIELD - 11.6%
641,160	MainStay High Yield Municipal Bond Fund - Class I	7,976,035
2,898,958	Nuveen High Yield Municipal Bond Fund - Class I	50,093,995
		58,070,030
	MUNICIPAL NATIONAL LONG - 4.9%
2,415,527	Prudential Muni High Income Fund - Class Z	24,783,311

	PREFERRED - 8.0%
3,854,377	Principal Preferred Securities Fund - Institutional Class	40,278,245

	TECHNOLOGY SECTOR - 1.1%
223,700	Red Oak Technology Select Fund - Select Class	5,447,090

	THEMATIC SECTOR - 2.0%
896,821	Nuveen Global Infrastructure Fund - Class I	10,116,146

	TOTAL MUTUAL FUNDS (Cost $480,709,713)	501,904,695

	SHORT-TERM INVESTMENT - 0.1%
	MONEY MARKET FUND - 0.1%
596,282	Goldman Sachs Financial Square Funds- Government Fund to Yield 0.91% * (Cost $596,282)	596,282

	TOTAL INVESTMENTS - 100.1% (Cost $481,305,995) (a)	$502,500,977
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(512,390)
	NET ASSETS - 100.0%	$501,988,587

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $481,309,679 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$21,394,237
Unrealized Depreciation:	(202,939)
Net Unrealized Appreciation:	$21,191,298

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

**	Non-Income producing security.

See accompanying notes to financial statements.

Sierra Strategic Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Value
	MUTUAL FUNDS - 99.9%
	AGGREGATE BOND - 2.2%
1,762,267	MainStay Floating Rate Fund - Class I	$16,459,576
170,615	PIMCO Income Fund - Institutional Class	2,122,457
		18,582,033
	AGGREGATE BOND LONG - 1.4%
483,182	Salient Select Income Fund - Institutional Class	11,383,767

	AGGREGATE BOND SHORT - 5.4%
4,010,292	Thompson Bond Fund - Retail Class	45,877,743

	ASSET-BACKED SECURITIES - 8.0%
2,783,662	AlphaCentric Income Opportunities Fund - Class I	34,183,364
2,074,042	Angel Oak Multi-Strategy Income Fund - Institutional Class	23,415,935
879,512	Deer Park Total Return Credit Fund - Class I	10,000,152
		67,599,451
	BANK LOANS - 14.0%
3,021,636	Highland Floating Rate Opportunities Fund - Class Z	21,997,512
3,191,231	Invesco Floating Rate Fund - Class Y	24,093,794
9,004,962	Oppenheimer Senior Floating Rate Fund - Class Y	72,670,045
		118,761,351
	DYNAMIC ALLOCATION - 1.0%
661,773	Putnam Absolute Return 700 Fund - Class Y **	8,100,105

	EMERGING MARKET BOND LOCAL CURRENCY - 4.8%
1,002,267	Ashmore Emerging Markets Corporate Debt Fund - Institutional Class	8,879,963
3,148,537	Ashmore Emerging Markets Total Return Fund - Institutional Class	26,510,327
731,498	PIMCO Emerging Local Bond Fund - Institutional Class	5,588,644
		40,978,934
	EMERGING MARKETS BOND - 12.9%
103,618	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio - Institutional Class	979,201
1,259,317	Franklin Emerging Market Debt Opportunities Fund	15,074,029
3,284,182	JPMorgan Emerging Markets Debt Fund - Class I	27,488,600
502,557	MainStay Emerging Markets Debt Fund - Class I	5,467,820
3,126,452	PIMCO Emerging Markets Bond Fund - Institutional Class	33,390,506
419,853	PIMCO Emerging Markets Corporate Bond Fund - Institutional Class	4,534,411
283,387	PIMCO Emerging Markets Full Spectrum Bond Fund - Institutional Class	2,230,254
2,342,301	TCW Emerging Markets Income Fund - Institutional Class	20,073,517
		109,238,338
	FIXED INCOME DIVERSIFIED - 2.2%
1,670,175	PIMCO Unconstrained Bond Fund - Institutional Class	18,589,052

See accompanying notes to financial statements.

Sierra Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Value
	FOREIGN AGGREGATE BOND - 3.6%
442,770	Barings Global Credit Income Opportunities Fund - Class Y	$4,211,229
243,172	Dodge & Cox Global Bond Fund	2,682,187
844,544	Oppenheimer Global Strategic Income Fund - Class Y	3,344,394
203,616	PIMCO Credit Absolute Return Fund - Institutional Class	2,082,991
1,724,419	PIMCO Foreign Bond Fund U.S. Dollar-Hedged - Institutional Class	18,330,574
		30,651,375
	HIGH YIELD BOND - 12.0%
1,506,487	City National Rochdale Fixed Income Opportunities Fund - Class N	38,882,428
8,930,010	MainStay High Yield Corporate Bond Fund - Class I	51,794,059
1,599,814	Northeast Investors Trust - Retail Class	7,695,107
451,988	Principal High Yield Fund - Institutional Class	3,380,869
		101,752,463
	LONG SHORT - 2.2%
1,540,241	BlackRock Global Long/Short Equity Fund - Institutional Class **	18,251,854

	MARKET NEUTRAL - 1.6%
1,060,255	AQR Equity Market Neutral Fund - Class I	13,316,798

	MORTGAGE-BACKED - 2.2%
1,674,843	PIMCO Mortgage Opportunities Fund - Institutional Class	18,708,002

	MULTI STRATEGY - 0.3%
335,610	Arrow Alternative Solutions Fund - Institutional Class	2,946,654

	MUNICIPAL HIGH YIELD - 13.5%
3,935,377	Nuveen High Yield Municipal Bond Fund - Class I	68,003,310
3,690,698	Oppenheimer Rochester High Yield Municipal Fund - Class Y	26,388,488
2,177,439	PIMCO High Yield Municipal Bond Fund - Institutional Class	19,662,278
		114,054,076
	MUNICIPALS - 3.3%
250,000	iShares National Muni Bond ETF	27,717,500

	PREFERRED - 9.3%
3,390,900	Nuveen Preferred Securities Fund - Class I	60,120,651
350,291	Pimco Captial Securities and Financials Fund - Institutional Class	3,702,572
1,418,280	Principal Preferred Securities Fund - Institutional Class	14,821,027
		78,644,250

	TOTAL MUTUAL FUNDS (Cost $826,213,871)	845,153,746

See accompanying notes to financial statements.

Sierra Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Value
	SHORT-TERM INVESTMENT - 0.2%
	MONEY MARKET FUND - 0.2%
1,299,356	Goldman Sachs Financial Square Funds-
	Government Fund to Yield 0.91% * (Cost $1,299,356)	$1,299,356

	TOTAL INVESTMENTS - 100.1% (Cost $827,513,227) (a)	$846,453,102
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(512,765)
	NET ASSETS - 100%	$845,940,337

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $827,518,424 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$19,441,219
Unrealized Depreciation:	(506,541)
Net Unrealized Appreciation:	$18,934,678

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

**	Non-Income producing security.

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2017

	Sierra Core	Sierra Strategic
	Retirement Fund	Income Fund
ASSETS
Investment securities:
At cost	$481,305,995	$827,513,227
At value	$502,500,977	$846,453,102
Receivable for Fund shares sold	597,412	1,461,957
Dividends and interest receivable	522	30,773
Prepaid expenses and other assets	90,197	48,445
TOTAL ASSETS	503,189,108	847,994,277

LIABILITIES
Payable for investments purchased	—	970,472
Payable for Fund shares repurchased	338,881	224,071
Investment advisory fees payable	628,414	562,648
Distribution (12b-1) fees payable	74,270	151,799
Payable to related parties	43,571	47,843
Accrued expenses and other liabilities	115,385	97,107
TOTAL LIABILITIES	1,200,521	2,053,940
NET ASSETS	$501,988,587	$845,940,337

Net Assets Consist Of:
Paid in capital	$488,491,376	$828,849,815
Undistributed net investment income	1,082,829	273,771
Accumulated net realized loss from security transactions	(8,780,600)	(2,123,124)
Net unrealized appreciation of investments	21,194,982	18,939,875
NET ASSETS	$501,988,587	$845,940,337

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2017

	Sierra Core	Sierra Strategic
	Retirement Fund	Income Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$42,143,980	$72,996,195
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,800,110	3,405,053
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$23.41	$21.44
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$24.84	$22.75

Class C Shares:
Net Assets	$67,075,498	$115,067,243
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,843,089	5,379,591
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.59	$21.39

Class I Shares:
Net Assets	$27,777,622	$104,978,389
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,188,292	4,890,288
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.38	$21.47

Class R Shares:
Net Assets	$350,668,482	$552,838,900
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	15,102,525	25,893,248
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.22	$21.35

Class Y Shares:
Net Assets		$59,610
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)		2,799
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share		$21.30

Class A1 Shares:
Net Assets	$3,117,641
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	131,849
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$23.65
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$25.09

Class I1 Shares:
Net Assets	$11,205,364
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	476,088
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.54

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge on redemptions within 18 months of purchase.

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2017

	Sierra Core	Sierra Strategic
	Retirement Fund	Income Fund
INVESTMENT INCOME
Dividends	$18,478,309	$28,700,288
Dividends from affiliated companies	487,545	—
Interest	77,797	116,512
TOTAL INVESTMENT INCOME	19,043,651	28,816,800

EXPENSES
Investment advisory fees	5,959,315	5,107,254
Distribution (12b-1) fees:
Class A	115,028	263,888
Class C	725,266	928,130
Class I	76,478	394,331
Class A1	12,967	—
Class I1	53,700	—
Shareholder servicing	382,048	442,548
Administrative services fees	150,309	415,152
Registration fees	109,199	81,023
Transfer agent fees	80,801	178,990
Accounting services fees	80,061	98,167
Printing and postage expenses	57,626	88,118
Professional fees	34,004	34,591
Compliance officer fees	22,612	23,943
Insurance expense	15,001	15,001
Trustees fees and expenses	11,429	13,123
Custodian fees	3,008	23,388
Other expenses	2,006	4,426
TOTAL EXPENSES	7,890,858	8,112,073

Plus: Recapture of fees waived/reimbursed by the Adviser	189,062	89,137

NET EXPENSES	8,079,920	8,201,210
NET INVESTMENT INCOME	10,963,731	20,615,590

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Security transactions	6,592,845	7,531,350
Security transactions, affiliated companies	1,746,433	—
Distributions of capital gains from underlying investment companies	236,033	55,687
	8,575,311	7,587,037
Net change in unrealized appreciation (depreciation) of:
Investments	324,948	(1,335,074)
Investments, affiliated companies	(2,407,140)	—
	(2,082,192)	(1,335,074)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,493,119	6,251,963

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,456,850	$26,867,553

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
FROM OPERATIONS
Net investment income	$10,963,731	$9,400,793
Net realized gain (loss) from security transactions	8,339,278	(6,275,297)
Distributions of capital gains from underlying investment companies	236,033	677,077
Net change in unrealized appreciation (depreciation) of investments	(2,082,192)	20,808,780
Net increase in net assets resulting from operations	17,456,850	24,611,353

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,027,706)	(1,171,449)
Class C	(1,094,303)	(1,150,282)
Class I	(689,973)	(939,850)
Class R	(8,120,973)	(5,902,534)
Class A1	(68,970)	(60,994)
Class I1	(277,790)	(321,461)
Net decrease in net assets resulting from distributions to shareholders	(11,279,715)	(9,546,570)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	7,583,857	10,634,478
Class C	8,811,379	10,237,421
Class I	2,877,437	3,360,650
Class R	163,552,260	130,062,284
Class A1	477,995	1,898,627
Class I1	1,346,125	4,092,933
Net asset value of shares issued in reinvestment of distributions:
Class A	973,054	1,073,365
Class C	1,053,333	1,089,760
Class I	612,442	842,631
Class R	7,527,952	5,330,427
Class A1	58,423	49,917
Class I1	245,406	283,668
Payments for shares redeemed:
Class A	(20,454,108)	(20,191,778)
Class C	(23,594,084)	(23,078,558)
Class I	(13,347,217)	(30,316,201)
Class R	(104,797,468)	(92,709,850)
Class A1	(718,888)	(1,073,590)
Class I1	(5,528,745)	(12,444,529)
Net increase (decrease) in net assets resulting from shares of beneficial interest	26,679,153	(10,858,345)

TOTAL INCREASE IN NET ASSETS	32,856,288	4,206,438

NET ASSETS
Beginning of Year	469,132,299	464,925,861
End of Year *	$501,988,587	$469,132,299
* Includes undistributed net investment income of:	$1,082,829	$1,404,532

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
SHARE ACTIVITY
Class A:
Shares Sold	329,453	470,948
Shares Reinvested	42,710	47,578
Shares Redeemed	(895,463)	(900,108)
Net decrease in shares of beneficial interest outstanding	(523,300)	(381,582)

Class C:
Shares Sold	382,635	452,353
Shares Reinvested	45,939	47,993
Shares Redeemed	(1,023,440)	(1,020,289)
Net decrease in shares of beneficial interest outstanding	(594,866)	(519,943)

Class I:
Shares Sold	126,028	148,996
Shares Reinvested	26,928	37,487
Shares Redeemed	(586,371)	(1,352,111)
Net decrease in shares of beneficial interest outstanding	(433,415)	(1,165,628)

Class R:
Shares Sold	7,195,443	5,811,501
Shares Reinvested	332,373	237,720
Shares Redeemed	(4,607,567)	(4,151,842)
Net increase in shares of beneficial interest outstanding	2,920,249	1,897,379

Class A1
Shares Sold	20,829	83,886
Shares Reinvested	2,539	2,189
Shares Redeemed	(30,918)	(47,308)
Net increase (decrease) in shares of beneficial interest outstanding	(7,550)	38,767

Class I1
Shares Sold	58,669	181,056
Shares Reinvested	10,726	12,528
Shares Redeemed	(239,534)	(553,566)
Net decrease in shares of beneficial interest outstanding	(170,139)	(359,982)

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
FROM OPERATIONS
Net investment income	$20,615,590	$10,720,872
Net realized gain (loss) from security transactions	7,531,350	(2,497,109)
Distributions of capital gains from underlying investment companies	55,687	109,871
Net change in unrealized appreciation (depreciation) of investments	(1,335,074)	21,046,213
Net increase in net assets resulting from operations	26,867,553	29,379,847

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,851,701)	(1,207,293)
Class C	(2,100,507)	(1,208,565)
Class I	(2,754,662)	(1,517,128)
Class R	(13,874,083)	(7,599,604)
Class Y	(2,501)	(67,176)
Net decrease in net assets resulting from distributions to shareholders	(20,583,454)	(11,599,766)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	48,455,324	39,463,556
Class C	59,192,535	48,052,227
Class I	62,155,944	74,217,521
Class R	341,442,186	179,361,722
Net asset value of shares issued in reinvestment of distributions:
Class A	1,708,041	1,139,858
Class C	2,001,444	1,132,428
Class I	2,628,576	1,439,738
Class R	13,530,042	7,306,397
Class Y	2,501	67,175
Payments for shares redeemed:
Class A	(33,355,393)	(22,294,431)
Class C	(21,862,404)	(15,458,142)
Class I	(47,252,885)	(36,745,435)
Class R	(108,378,240)	(112,797,876)
Class Y	(47,142)	(5,830,622)
Net increase in net assets resulting from shares of beneficial interest	320,220,529	159,054,116

TOTAL INCREASE IN NET ASSETS	326,504,628	176,834,197

NET ASSETS
Beginning of Year	519,435,709	342,601,512
End of Year *	$845,940,337	$519,435,709
* Includes undistributed net investment income of:	$273,771	$241,635

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
SHARE ACTIVITY
Class A:
Shares Sold	2,289,604	1,902,929
Shares Reinvested	80,618	54,839
Shares Redeemed	(1,575,616)	(1,073,883)
Net increase in shares of beneficial interest outstanding	794,606	883,885

Class C:
Shares Sold	2,797,361	2,317,475
Shares Reinvested	94,617	54,534
Shares Redeemed	(1,033,779)	(747,318)
Net increase in shares of beneficial interest outstanding	1,858,199	1,624,691

Class I:
Shares Sold	2,934,173	3,564,534
Shares Reinvested	123,902	69,018
Shares Redeemed	(2,228,865)	(1,784,482)
Net increase in shares of beneficial interest outstanding	829,210	1,849,070

Class R:
Shares Sold	16,177,241	8,658,857
Shares Reinvested	640,569	352,956
Shares Redeemed	(5,133,719)	(5,468,323)
Net increase in shares of beneficial interest outstanding	11,684,091	3,543,490

Class Y:
Shares Reinvested	119	3,308
Shares Redeemed	(2,239)	(284,389)
Net decrease in shares of beneficial interest outstanding	(2,120)	(281,081)

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Class A Shares	2017		2016	2015	2014	2013
Net asset value, beginning of year	$23.13		$22.36	$23.29	$23.05	$23.68
Activity from investment operations:
Net investment income (1)	0.51		0.48	0.53	0.71	0.58
Net realized and unrealized gain (loss) on investments	0.30		0.78	(0.99)	0.50	(0.70)
Total from investment operations	0.81		1.26	(0.46)	1.21	(0.12)
Less distributions from:
Net investment income	(0.53)		(0.49)	(0.47)	(0.85)	(0.51)
Net realized gains	—		—	—	(0.06)	—
Return of capital	—		—	—	(0.06)	—
Total distributions	(0.53)		(0.49)	(0.47)	(0.97)	(0.51)
Net asset value, end of year	$23.41		$23.13	$22.36	$23.29	$23.05
Total return (2)	3.57%		5.72%	(2.01)%	5.40%	(0.53)%
Net assets, at end of year (000s)	$42,144		$53,733	$60,478	$89,441	$120,236
Ratio of gross expenses to average net assets (3)	1.70	% (6)	1.75%	1.71%	1.69%	1.68%
Ratio of net expenses to average net assets (3)	1.72	% (5)	1.75%	1.71%	1.69%	1.68%
Ratio of net investment income to average net assets (3)(4)	2.29%		2.13%	2.28%	3.05%	2.45%
Portfolio Turnover Rate	156%		153%	131%	78%	234%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(6)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Class C Shares	2017		2016	2015	2014	2013
Net asset value, beginning of year	$23.30		$22.52	$23.45	$23.20	$23.90
Activity from investment operations:
Net investment income (1)	0.34		0.31	0.34	0.53	0.34
Net realized and unrealized gain (loss) on investments	0.30		0.79	(0.97)	0.51	(0.65)
Total from investment operations	0.64		1.10	(0.63)	1.04	(0.31)
Less distributions from:
Net investment income	(0.35)		(0.32)	(0.30)	(0.67)	(0.39)
Net realized gains	—		—	—	(0.06)	—
Return of capital	—		—	—	(0.06)	—
Total distributions	(0.35)		(0.32)	(0.30)	(0.79)	(0.39)
Net asset value, end of year	$23.59		$23.30	$22.52	$23.45	$23.20
Total return (2)	2.81%		4.93%	(2.72)%	4.61%	(1.33)%
Net assets, at end of year (000s)	$67,075		$80,103	$89,132	$93,291	$99,156
Ratio of gross expenses to average net assets (3)	2.45	% (6)	2.50%	2.47%	2.44%	2.43%
Ratio of net expenses to average net assets (3)	2.47	% (5)	2.50%	2.47%	2.44%	2.43%
Ratio of net investment income to average net assets (3)(4)	1.54%		1.37%	1.46%	2.26%	1.44%
Portfolio Turnover Rate	156%		153%	131%	78%	234%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(6)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Class I Shares	2017		2016	2015	2014	2013
Net asset value, beginning of year	$23.09		$22.32	$23.25	$23.01	$23.65
Activity from investment operations:
Net investment income (1)	0.51		0.47	0.54	0.70	0.57
Net realized and unrealized gain (loss) on investments	0.31		0.79	(1.00)	0.51	(0.70)
Total from investment operations	0.82		1.26	(0.46)	1.21	(0.13)
Less distributions from:
Net investment income	(0.53)		(0.49)	(0.47)	(0.85)	(0.51)
Net realized gains	—		—	—	(0.06)	—
Return of capital	—		—	—	(0.06)	—
Total distributions	(0.53)		(0.49)	(0.47)	(0.97)	(0.51)
Net asset value, end of year	$23.38		$23.09	$22.32	$23.25	$23.01
Total return (2)	3.62%		5.71%	(2.02)%	5.42%	(0.58)%
Net assets, at end of year (000s)	$27,778		$37,452	$62,223	$101,798	$122,694
Ratio of gross expenses to average net assets (3)	1.69	% (6)	1.75%	1.71%	1.69%	1.68%
Ratio of net expenses to average net assets (3)	1.72	% (5)	1.75%	1.71%	1.69%	1.68%
Ratio of net investment income to average net assets (3)(4)	2.28%		2.11%	2.33%	3.00%	2.45%
Portfolio Turnover Rate	156%		153%	131%	78%	234%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(6)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Class R Shares	2017		2016	2015	2014	2013
Net asset value, beginning of year	$22.95		$22.19	$23.12	$22.89	$23.51
Activity from investment operations:
Net investment income (1)	0.55		0.54	0.56	0.73	0.61
Net realized and unrealized gain (loss) on investments	0.31		0.77	(0.96)	0.53	(0.68)
Total from investment operations	0.86		1.31	(0.40)	1.26	(0.07)
Less distributions from:
Net investment income	(0.59)		(0.55)	(0.53)	(0.91)	(0.55)
Net realized gains	—		—	—	(0.06)	—
Return of capital	—		—	—	(0.06)	—
Total distributions	(0.59)		(0.55)	(0.53)	(1.03)	(0.55)
Net asset value, end of year	$23.22		$22.95	$22.19	$23.12	$22.89
Total return (2)	3.82%		5.99%	(1.80)%	5.64%	(0.34)%
Net assets, at end of year (000s)	$350,668		$279,566	$228,215	$347,370	$328,794
Ratio of gross expenses to average net assets (3)(4)	1.45	% (7)	1.50%	1.51%	1.44%	1.47%
Ratio of net expenses to average net assets (4)	1.50	% (6)	1.50%	1.50%	1.44%	1.47%
Ratio of net investment income to average net assets (4)(5)	2.49%		2.41%	2.45%	3.16%	2.62%
Portfolio Turnover Rate	156%		153%	131%	78%	234%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Class A1 Shares	2017		2016	2015	2014	2013
Net asset value, beginning of year	$23.35		$22.58	$23.51	$23.16	$23.84
Activity from investment operations:
Net investment income (1)	0.48		0.46	0.46	0.74	0.15
Net realized and unrealized gain (loss) on investments	0.31		0.77	(0.95)	0.43	(0.32)
Total from investment operations	0.79		1.23	(0.49)	1.17	(0.17)
Less distributions from:
Net investment income	(0.49)		(0.46)	(0.44)	(0.70)	(0.51)
Net realized gains	—		—	—	(0.06)	—
Return of capital	—		—	—	(0.06)	—
Total distributions	(0.49)		(0.46)	(0.44)	(0.82)	(0.51)
Net asset value, end of year	$23.65		$23.35	$22.58	$23.51	$23.16
Total return (2)	3.47%		5.53%	(2.13)%	5.21%	(0.74)%
Net assets, at end of year (000s)	$3,118		$3,255	$2,272	$1,838	$12,103
Ratio of gross expenses to average net assets (3)(4)	1.85	% (7)	1.90%	1.87%	1.84%	1.83%
Ratio of net expenses to average net assets (4)	1.87	% (6)	1.90%	1.87%	1.84%	1.83	% (6)
Ratio of net investment income to average net assets (4)(5)	2.14%		2.01%	1.96%	3.18%	0.66%
Portfolio Turnover Rate	156%		153%	131%	78%	234%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges (Class A1) and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA CORE RETIREMENT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Class I1 Shares	2017		2016	2015	2014	2013
Net asset value, beginning of year	$23.25		$22.47	$23.39	$23.15	$23.80
Activity from investment operations:
Net investment income (1)	0.48		0.44	0.49	0.64	0.51
Net realized and unrealized gain (loss) on investments	0.30		0.79	(0.98)	0.54	(0.67)
Total from investment operations	0.78		1.23	(0.49)	1.18	(0.16)
Less distributions from:
Net investment income	(0.49)		(0.45)	(0.43)	(0.82)	(0.49)
Net realized gains	—		—	—	(0.06)	—
Return of capital	—		—	—	(0.06)	—
Total distributions	(0.49)		(0.45)	(0.43)	(0.94)	(0.49)
Net asset value, end of year	$23.54		$23.25	$22.47	$23.39	$23.15
Total return (2)	3.43%		5.56%	(2.14)%	5.23%	(0.69)%
Net assets, at end of year (000s)	$11,205		$15,022	$22,606	$41,076	$32,220
Ratio of gross expenses to average net assets (3)(4)	1.85	% (7)	1.90%	1.86%	1.84%	1.83%
Ratio of net expenses to average net assets (4)	1.86	% (6)	1.90%	1.86%	1.84%	1.83	% (6)
Ratio of net investment income to average net assets (4)(5)	2.12%		1.95%	2.12%	2.73%	2.15%
Portfolio Turnover Rate	156%		153%	131%	78%	234%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Class A Shares	2017		2016	2015	2014	2013
Net asset value, beginning of year	$21.33		$20.45	$21.22	$20.69	$21.04
Activity from investment operations:
Net investment income (1)	0.61		0.55	0.71	0.77	0.55
Net realized and unrealized gain (loss) on investments	0.09		0.90	(0.86)	0.66	(0.33)
Total from investment operations	0.70		1.45	(0.15)	1.43	0.22
Less distributions from:
Net investment income	(0.59)		(0.57)	(0.61)	(0.79)	(0.57)
Net realized gains	—		—	(0.01)	(0.11)	—
Total distributions	(0.59)		(0.57)	(0.62)	(0.90)	(0.57)
Net asset value, end of year	$21.44		$21.33	$20.45	$21.22	$20.69
Total return (2)	3.34%		7.21%	(0.76)%	7.11%	1.04%
Net assets, at end of year (000s)	$72,996		$55,681	$35,302	$36,524	$29,520
Ratio of gross expenses to average net assets (3)(4)	1.34	% (7)	1.45%	1.37%	1.36%	1.37%
Ratio of net expenses to average net assets (4)	1.35	% (6)	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets (4)(5)	2.87%		2.65%	3.36%	3.66%	2.59%
Portfolio Turnover Rate	119%		115%	149%	73%	215%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Class C Shares	2017		2016	2015	2014	2013
Net asset value, beginning of year	$21.29		$20.41	$21.19	$20.67	$21.03
Activity from investment operations:
Net investment income (1)	0.48		0.43	0.56	0.65	0.62
Net realized and unrealized gain (loss) on investments	0.09		0.90	(0.84)	0.65	(0.52)
Total from investment operations	0.57		1.33	(0.28)	1.30	0.10
Less distributions from:
Net investment income	(0.47)		(0.45)	(0.49)	(0.67)	(0.46)
Net realized gains	—		—	(0.01)	(0.11)	—
Total distributions	(0.47)		(0.45)	(0.50)	(0.78)	(0.46)
Net asset value, end of year	$21.39		$21.29	$20.41	$21.19	$20.67
Total return (2)	2.71%		6.61%	(1.37)%	6.43%	0.43%
Net assets, at end of year (000s)	$115,067		$74,969	$38,718	$21,346	$16,597
Ratio of gross expenses to average net assets (3)(4)	1.94	% (7)	2.05%	1.98%	1.96%	1.95%
Ratio of net expenses to average net assets (4)	1.95	% (6)	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets (4)(5)	2.28%		2.06%	2.67%	3.08%	2.93%
Portfolio Turnover Rate	119%		115%	149%	73%	215%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
Class I Shares	2017		2016	2015	2014	2013
Net asset value, beginning of year	$21.36		$20.48	$21.24	$20.72	$21.07
Activity from investment operations:
Net investment income (1)	0.61		0.57	0.71	0.73	0.52
Net realized and unrealized gain (loss) on investments	0.09		0.88	(0.86)	0.70	(0.29)
Total from investment operations	0.70		1.45	(0.15)	1.43	0.23
Less distributions from:
Net investment income	(0.59)		(0.57)	(0.60)	(0.80)	(0.58)
Net realized gains	—		—	(0.01)	(0.11)	—
Total distributions	(0.59)		(0.57)	(0.61)	(0.91)	(0.58)
Net asset value, end of year	$21.47		$21.36	$20.48	$21.24	$20.72
Total return (2)	3.33%		7.21%	(0.73)%	7.07%	1.04%
Net assets, at end of year (000s)	$104,978		$86,735	$45,292	$81,311	$31,523
Ratio of gross expenses to average net assets (3)(4)	1.35	% (7)	1.45%	1.35%	1.36%	1.37%
Ratio of net expenses to average net assets (4)	1.35	% (6)	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets (4)(5)	2.88%		2.72%	3.34%	3.43%	2.45%
Portfolio Turnover Rate	119%		115%	149%	73%	215%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
Class R Shares	2017		2016	2015	2014		2013
Net asset value, beginning of year	$21.25		$20.39	$21.17	$20.66		$21.02
Activity from investment operations:
Net investment income (1)	0.69		0.61	0.76	0.83		0.52
Net realized and unrealized gain (loss) on investments	0.08		0.90	(0.84)	0.67		(0.23)
Total from investment operations	0.77		1.51	(0.08)	1.50		0.29
Less distributions from:
Net investment income	(0.67)		(0.65)	(0.69)	(0.88)		(0.65)
Net realized gains	—		—	(0.01)	(0.11)		—
Total distributions	(0.67)		(0.65)	(0.70)	(0.99)		(0.65)
Net asset value, end of year	$21.35		$21.25	$20.39	$21.17		$20.66
Total return (2)	3.70%		7.55%	(0.42)%	7.44%		1.34%
Net assets, at end of year (000s)	$552,839		$301,946	$217,467	$157,023		$116,203
Ratio of gross expenses to average net assets (3)(4)	0.94	% (7)	1.05%	0.97%	0.96%		0.97%
Ratio of net expenses to average net assets (4)	0.97	% (6)	1.00%	0.97%	0.96	% (6)	0.97%
Ratio of net investment income to average net assets (4)(5)	3.26%		2.92%	3.61%	3.97%		2.46%
Portfolio Turnover Rate	119%		115%	149%	73%		215%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
Class Y Shares	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.20	$20.36	$21.14	$20.62	$20.98
Activity from investment operations:
Net investment income (1)	0.67	0.52	0.79	0.86	0.96
Net realized and unrealized gain (loss) on investments	0.10	0.97	(0.87)	0.65	(0.67)
Total from investment operations	0.77	1.49	(0.08)	1.51	0.29
Less distributions from:
Net investment income	(0.67)	(0.65)	(0.69)	(0.88)	(0.65)
Net realized gains	—	—	(0.01)	(0.11)	—
Total distributions	(0.67)	(0.65)	(0.70)	(0.99)	(0.65)
Net asset value, end of year	$21.30	$21.20	$20.36	$21.14	$20.62
Total return (2)	3.71%	7.46%	(0.42)%	7.51%	1.35%
Net assets, at end of year (000s)	$60	$104	$5,822	$7,781	$11,261
Ratio of gross expenses to average net assets (3)(4)	0.94%	0.97%	0.96%	0.95%	0.95%
Ratio of net expenses to average net assets (4)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets (4)(5)	3.17%	2.56%	3.75%	4.11%	4.56%
Portfolio Turnover Rate	119%	115%	149%	73%	215%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Sierra Core Retirement Fund (“SCRF”) and Sierra Strategic Income Fund (“SSIF”) (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. SCRF’s two investment objectives are to provide long-term total return (the combination of yield and net price gains from underlying funds) and to limit volatility and downside risk. SSIF’s two investment objectives are to provide total return (with income contributing a significant part) and to limit volatility and downside risk. The Funds pursue their investment objectives by investing in a broadly diversified portfolio consisting of open-end and/or closed-end investment companies, including mutual funds and exchange-traded funds (“ETFs”).

The Funds currently offer Class A, Class C, Class I, and Class R shares with SCRF also offering Class A1 and Class I1. Class C, Class I, Class R, and Class I1 shares are offered at net asset value. The Trust suspended the sale of Class Y shares for SCRF and has suspended sales of Class Y shares for SSIF, effective March 8, 2013. Class A and Class A1 shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures, minimum investment amounts and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, this team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Funds’ assets measured at fair value:

Sierra Core Retirement Fund

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$501,904,695	$—	$—	$501,904,695
Short-Term Investment	596,282	—	—	596,282
Total	$502,500,977	$—	$—	$502,500,977

Sierra Strategic Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Mutual Funds	$845,153,746	$—	$—	$845,153,746
Short-Term Investment	1,299,356	—	—	1,299,356
Total	$846,453,102	$—	$—	$846,453,102

There were no transfers into or out of Level 1, Level 2 or Level 3 during the period. It is each Fund’s policy to record transfers into or out of Fair Value Levels at the end of the reporting period.

The Funds did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for classification.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly for SSIF and quarterly for SCRF. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

taken in the Funds’ 2017 tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $742,329,452 and $715,559,811, respectively for SCRF. For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,097,025,595 and $776,866,584, respectively for SSIF.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Wright Fund Management, LLC serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets for SCRF and 0.75% of the Fund’s average daily net assets for SSIF. For the year ended September 30, 2017, SCRF incurred $5,959,315 in advisory fees and SSIF incurred $5,107,254 in advisory fees.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed, at least until January 31, 2018 for SSIF and SCRF, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), taxes or

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

extraordinary expenses, such as litigation expenses, do not exceed the following amounts per annum of the average daily net assets of each class of shares:

	Class A	Class C	Class I	Class R	Class Y	Class A1	Class I1
SCRF	1.75%	2.50%	1.75%	1.50%	N/A	1.90%	1.90%
SSIF	1.30%	1.90%	1.30%	1.00%	0.95%	N/A	N/A

Effective February 1, 2017, The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses to 1.35%, 1.95% and 1.35% of the daily average net assets attributable to each of the Class A, Class C, and Class I shares, respectively, for SSIF.

These amounts will herein be referred to as the “expense limitations.”

If the Adviser waives any fee or reimburses any expenses pursuant to the Expense Limitation Agreement, and either Fund’s operating expenses are subsequently lower than its respective expense limitation, the Adviser shall be entitled to reimbursement by the respective Fund provided that such reimbursement does not cause that Fund’s operating expenses to exceed its respective expense limitation. If either Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2017, the Adviser waived $0 with respect to SCRF and $0 with respect to SSIF under each Fund’s Expense Limitation Agreement. For the year ended September 30, 2017, the Adviser recaptured fees in the amount of $ 189,062 with respect to SCRF and $89,137 with respect to SSIF.

The following amounts are subject to recapture by the Adviser by the following dates:

9/30/2019
SSIF	$ 319,815

Distributor - The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plan” or “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at annual rates of 0.25%, 0.25%, 1.00%, 0.40% and 0.40% of the average daily net assets attributable to Class A, Class I, Class C, Class A1 and Class I1 shares, respectively for SCRF, and 0.40%, 0.40% and 1.00% of the average daily net assets attributable to Class A, I and C shares, respectively for SSIF and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

shares. On sales of SCRF’s Class A and Class A1 shares, respectively, for the year ended September 30, 2017 the Distributor received $181,793 and $20,565 from front-end sales charges of which $10,371 and $978 was retained by the principal underwriter or other affiliated broker-dealers. On sales of SSIF’s Class A shares for the year ended September 30, 2017, the Distributor received $580,060 from front-end sales charge of which $30,644 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant LLC (“Blu Giant”) - Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies which were considered affiliates of a Fund as of September 30, 2016 were noted in the Funds’ Portfolio of Investments at that time. Transactions during the year ended September 30, 2017 with companies which are affiliates are as follows for the SCRF Fund:

		Value -				Dividends	Change in		Shares -
		Beginning of				Credited to	Unrealized	Value - End of	End of
Cusip	Description	Year	Purchases	Sales Proceeds	Realized Gain	Income	Appreciation	Year	Year
34987A160	Salient Select Income Fund	$19,607,750	$10,692,846	$20,167,935	$1,746,433	$487,545	$(2,407,140)	$9,471,954	402,035

There were no companies which are considered affiliates of either Fund at September 30, 2017.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following years was as follows:

For Fiscal Year Ended	Ordinary	Tax-exempt	Long-Term	Return of
9/30/2017	Income	Income	Capital Gains	Capital	Total
Sierra Core Retirement Fund	$10,057,349	$1,222,366	$—	$—	$11,279,715
Sierra Strategic Income Fund	17,930,431	2,653,023	—	—	20,583,454

For Fiscal Year Ended	Ordinary	Tax-exempt	Long-Term	Return of
9/30/2016	Income	Income	Capital Gains	Capital	Total
Sierra Core Retirement Fund	$9,546,570	$—	$—	$—	9,546,570
Sierra Strategic Income Fund	11,599,766	—	—	—	11,599,766

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss		Total
	Ordinary	Tax-exempt	and	Carry	Unrealized	Accumulated
	Income	Income	Late Year Loss	Forwards	Appreciation	Earnings/(Deficits)
Sierra Core Retirement Fund	$912,269	$170,560	$—	$(8,776,916)	$21,191,298	$13,497,211
Sierra Strategic Income Fund	230,536	43,235	—	(2,117,927)	18,934,678	17,090,522

The difference between the book basis and tax basis for unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Sierra Core Retirement Fund	$8,776,916	$—	$8,776,916
Sierra Strategic Income Fund	2,117,927	—	2,117,927

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships, resulted in reclassification for the year ended September 30, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Sierra Core Retirement Fund	$—	$(5,719)	$5,719
Sierra Strategic Income Fund	—	—	—

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Dividends: The Board declared the following monthly dividends:

Fund		Dividend Per Share	Record Date	Payable Date
Sierra Strategic Income Fund	Class A	0.0246	10/27/2017	10/30/2017
Sierra Strategic Income Fund	Class C	0.0156	10/27/2017	10/30/2017
Sierra Strategic Income Fund	Class I	0.0246	10/27/2017	10/30/2017
Sierra Strategic Income Fund	Class R	0.0311	10/27/2017	10/30/2017
Sierra Strategic Income Fund	Class Y	0.0308	10/27/2017	10/30/2017

Sierra Strategic Income Fund	Class A	0.0373	11/28/2017	11/29/2017
Sierra Strategic Income Fund	Class C	0.0263	11/28/2017	11/29/2017
Sierra Strategic Income Fund	Class I	0.0376	11/28/2017	11/29/2017
Sierra Strategic Income Fund	Class R	0.0453	11/28/2017	11/29/2017
Sierra Strategic Income Fund	Class Y	0.0447	11/28/2017	11/29/2017

Effective November 1, 2017, the name of the Sierra Core Retirement Fund will be changed to Sierra Tactical All Asset Fund.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Sierra Core Retirement Fund
and Sierra Strategic Income Fund

We have audited the accompanying statements of assets and liabilities of Sierra Core Retirement Fund and Sierra Strategic Income Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sierra Core Retirement Fund and Sierra Strategic Income Fund as of September 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2017

THE SIERRA FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Sierra Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A and Class A1 shares and; (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Sierra Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Sierra Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expenses Paid	Expense Ratio
	Value	Account Value	During Period*	During Period**
Actual	4/1/2017	9/30/2017	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Sierra Core Retirement Class A	$1,000.00	$1,044.00	$8.66	1.69%
Sierra Core Retirement Class C	1,000.00	1,040.10	12.49	2.44%
Sierra Core Retirement Class I	1,000.00	1,044.00	8.74	1.71%
Sierra Core Retirement Class R	1,000.00	1,045.20	7.66	1.49%
Sierra Core Retirement Class A1	1,000.00	1,043.60	9.42	1.84%
Sierra Core Retirement Class I1	1,000.00	1,043.30	9.46	1.85%
Sierra Strategic Income Class A	1,000.00	1,030.80	7.06	1.39%
Sierra Strategic Income Class C	1,000.00	1,027.40	10.12	1.99%
Sierra Strategic Income Class I	1,000.00	1,030.70	7.06	1.39%
Sierra Strategic Income Class R	1,000.00	1,032.50	5.19	1.02%
Sierra Strategic Income Class Y	1,000.00	1,032.50	4.99	0.98%

THE SIERRA FUNDS
EXPENSE EXAMPLES (Unaudited)(Continued)
September 30, 2017

	Beginning Account	Ending	Expenses Paid	Expense Ratio
	Value	Account Value	During Period*	During Period**
Hypothetical
(5% return before expenses)	4/1/2017	9/30/2017	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Sierra Core Retirement Class A	$1,000.00	$1,016.59	$8.55	1.69%
Sierra Core Retirement Class C	1,000.00	1,012.82	12.33	2.44%
Sierra Core Retirement Class I	1,000.00	1,016.52	8.62	1.71%
Sierra Core Retirement Class R	1,000.00	1,017.58	7.55	1.49%
Sierra Core Retirement Class A1	1,000.00	1,015.84	9.30	1.84%
Sierra Core Retirement Class I1	1,000.00	1,015.81	9.33	1.85%
Sierra Strategic Income Class A	1,000.00	1,018.12	7.01	1.39%
Sierra Strategic Income Class C	1,000.00	1,015.09	10.06	1.99%
Sierra Strategic Income Class I	1,000.00	1,018.12	7.02	1.39%
Sierra Strategic Income Class R	1,000.00	1,019.96	5.16	1.02%
Sierra Strategic Income Class Y	1,000.00	1,020.16	4.96	0.98%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

Sierra Core Retirement Fund and Sierra Strategic Income Fund (Adviser –Wright Fund Management, LLC)*

In connection with the regular meeting held on September 26-27, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Wright Fund Management, LLC (“Adviser”) and the Trust, with respect to the Sierra Core Retirement Fund and Sierra Strategic Income Fund (collectively referred to as the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1987 and is part of the Sierra Investment Management group of companies (the “Sierra Group”). They observed that the adviser managed approximately $1.25 billion focused on providing an investment strategy suitable for conservative investors and institutions. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Funds, taking into account their education and noting the investment team’s varied financial industry experience. They further noted that the adviser added a research analyst in October 2016 to help support the Funds. The Trustees commented that the adviser actively managed each Fund’s portfolio, making asset allocation adjustments to reflect changes in its view of market conditions. They observed that the adviser demonstrated a robust risk management program and considered risk mitigation strategies to be an integral part of the firm’s investment process. They noted that the adviser reported no material compliance or litigation issues since the previous advisory agreement approval. The Trustees expressed their appreciation for the adviser’s focus on conservative asset management and emphasis on risk management. The Trustees acknowledged that the adviser had remained true to its mandate and concluded that the adviser is likely to continue to provide high quality services to the Funds for the benefit of their shareholders.

Performance.

Sierra Core – The Trustees noted that the Fund outperformed its peer group median, Morningstar category median, and benchmark since the Fund’s inception. They further noted that the Fund had underperformed its peer group and Morningstar category medians over the 1-, 3-, and 5-year periods, as well as its benchmark for the same periods expect the 1-year period. The Trustees discussed that the Fund had a very conservative investment strategy and Morningstar had difficulty creating an appropriate peer group. After further discussion, the Trustees concluded that the adviser was managing the Fund in accord with its stated objective, and that its performance was not unreasonable.

Sierra Strategic – The Trustees noted that the Fund outperformed its peer group median, Morningstar category, and benchmark over the 3-, 5-year, and since inception periods. The observed that over the 1-year period, the Fund trailed its peer group and Morningstar category median, but outperformed its benchmark.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

The Trustees discussed that the Fund had produced positive returns for shareholders while limiting volatility and downside as stated in its investment objective. After further discussion, the Trustees concluded that the Fund’s performance was reasonable.

Fees and Expenses.

Sierra Core – The Trustees considered the adviser’s management fee of 1.25%, noting that it was higher than its peer group median and significantly higher than its Morningstar category median. The Trustees discussed the adviser’s detailed explanation that the adviser’s approach is more labor intensive and uses more asset classes and more sophisticated strategies than the typical funds found in the peer group. The Trustees discussed the Fund’s net expense ratio, noting that it was higher than its peer group median and significantly higher than its Morningstar category median, but was within the range of the category. They considered the fees charged by the adviser for similar managed accounts. After discussion, the Trustees concluded the advisory fee was not unreasonable in light of the strategy employed by the adviser.

Sierra Strategic – The Trustees considered the adviser’s management fee of 0.75%, noting that it was higher than its Morningstar category median but lower than its peer group median and well within the ranges of both groups. They discussed the Fund’s net expense ratio of 1.56%, noting that it was the same as its peer group median and higher than its Morningstar category median but well within the ranges of both groups. They reviewed the fee charged by the adviser for similar separate accounts. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees examined the adviser’s responses and noted that the adviser’s calculations demonstrated a profitability that was high, but not excessive. They recalled the very through discussion they had with the adviser earlier in the Meeting regarding the profitability analysis. They further noted that a breakpoint schedule was already negotiated with the adviser for Sierra Core. After further discussion, the Trustees concluded that the adviser’s profitability was not excessive.

Economies of Scale. The Trustees noted the adviser’s explanation that each of Sierra Core and Sierra Strategic were currently benefiting from economies of scale, and they considered that the adviser had agreed to a breakpoint in the advisory fee for Sierra Core that would be triggered as Fund assets continued to grow. After further discussion, the Trustees concluded that the breakpoint schedule for Sierra Core was reasonable. They noted that, during the previous year, the adviser had waived a portion of its fees from Sierra Strategic to maintain the expense cap, and economics should be revisited as the Fund grows.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of each advisory agreement is in the best interests of Sierra Core and Sierra Strategic and each Fund’s shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

9/30/17 – NLFT_v6

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013***	President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2017, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-738-4363.

9/30/17 – NLFT_v6

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-738-4363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-738-4363.

INVESTMENT ADVISER
Wright Fund Management, LLC
3420 Ocean Park Blvd. Suite 3060
Santa Monica, CA 90405

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $ 29,600

2016 - $ 28,900

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $ 4,400

2016 – $ 4,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees: 0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $ 4,400

2016 - $ 4,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/17

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/ Treasurer

Date 12/08/17